SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : July 25, 2001

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of March 1, 2001, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2001-S6)


               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-49820-17                  13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2001-S6 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2001 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, Wilshire Credit Corporation, as servicer, and The Chase Manhattan
Bank,  as  trustee.   On  July 25,  2001   distributions   were  made  to  the
Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.



Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on July 25, 2001 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  THE CHASE MANHATTAN BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein



Date:  August 9, 2001            By:  /s/ Thomas M. Britt
                                   Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         July 25, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on July 25, 2001

                            CS First Boston 2001-S6
                        Statement to Certificate Holders
                               July 25, 2001


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA1       74,547,536.00      66,671,316.12     3,265,064.73     255,851.18    3,520,915.91     0.00        0.00     63,406,251.39
P                100.00             100.00             0.00      17,363.06       17,363.06     0.00        0.00            100.00
IIA1      99,912,229.00      92,577,449.27     3,962,785.48     524,605.55    4,487,391.03     0.00        0.00     88,614,663.79
IIP          236,510.36         215,696.75         6,956.28           0.00        6,956.28     0.00        0.00        208,740.47
IIIA1     38,038,667.00      33,906,750.47     1,569,263.20     135,768.28    1,705,031.48     0.00        0.00     32,337,487.27
AR1              100.00               0.00             0.00           0.00            0.00     0.00        0.00              0.00
AR2              100.00               0.00             0.00           0.00            0.00     0.00        0.00              0.00
AR3              100.00               0.00             0.00           0.00            0.00     0.00        0.00              0.00
B1        14,939,278.00      14,939,278.00             0.00      99,828.60       99,828.60     0.00        0.00     14,939,278.00
B2        11,353,858.65      11,353,858.65             0.00      80,600.56       80,600.56     0.00        0.00     11,353,858.65
TOTALS   239,028,479.01     219,664,449.26     8,804,069.69   1,114,017.23    9,918,086.92     0.00        0.00    210,860,379.57

IA2       74,547,536.00      66,671,316.12             0.00     262,723.88      262,723.88     0.00        0.00     63,406,251.39
XII       24,574,026.41      23,169,936.84             0.00     154,466.25      154,466.25     0.00        0.00     22,266,538.88
IIIA2     38,038,667.00      33,906,750.47             0.00     125,977.71      125,977.71     0.00        0.00     32,337,487.27
XB1        1,960,780.24       1,960,780.24             0.00      13,071.87       13,071.87     0.00        0.00      1,960,780.24
XB2          734,661.43         734,661.44             0.00       5,203.85        5,203.85     0.00        0.00        734,661.44
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA1       22540AG44      894.34634191      43.79842588     3.43205415     47.23048003     850.54791603         IA1     4.605000 %
P         22540AJ25    1,000.00000000       0.00000000           ####             ###   1,000.00000000          P      9.373700 %
IIA1      22540AG93      926.58776805      39.66266712     5.25066406     44.91333118     886.92510093         IIA1    6.800000 %
IIP       22540AH35      911.99704740      29.41215767     0.00000000     29.41215767     882.58488973         IIP     0.000000 %
IIIA1     22540AH43      891.37588523      41.25442145     3.56921761     44.82363906     850.12146377        IIIA1    4.805000 %
AR1       22540AG69        0.00000000       0.00000000     0.00000000      0.00000000       0.00000000         AR1     9.373700 %
AR2       22540AG77        0.00000000       0.00000000     0.00000000      0.00000000       0.00000000         AR2     9.373700 %
AR3       22540AG85        0.00000000       0.00000000     0.00000000      0.00000000       0.00000000         AR3     9.373700 %
B1        22540AH68    1,000.00000000       0.00000000     6.68229080      6.68229080   1,000.00000000          B1     8.018749 %
B2        22540AH84    1,000.00000000       0.00000000     7.09895750      7.09895750   1,000.00000000          B2     8.518749 %
TOTALS                   918.98860826      36.83272272     4.66060460     41.49332733     882.15588554

IA2       22540AG51      894.34634191       0.00000000     3.52424633      3.52424633     850.54791603         IA2     4.728700 %
XII       22540AH27      942.86286071       0.00000000     6.28575258      6.28575258     906.10055139         XII     8.000000 %
IIIA2     22540AH50      891.37588523       0.00000000     3.31183293      3.31183293     850.12146377        IIIA2    4.458500 %
XB1       22540AH76    1,000.00000000       0.00000000     6.66666755      6.66666755   1,000.00000000         XB1     8.000000 %
XB2       22540AH92    1,000.00001361       0.00000000     7.08333089      7.08333089   1,000.00001361         XB2     8.500000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
Thomas  Britt
The Chase Manhattan Bank - Structured Finance Services
450 West 33 St, 14th fl,
New York, New York 10001
Tel: (212) 946-3228
Fax: 212) 946-8302
Email: Thomas Britt/Chase

                                      -6-

                            CS First Boston 2001-S6
                        Statement to Certificate Holders
                               July 25, 2001



Sec. 4.06(i) Scheduled Principal
                Group 1 Scheduled Principal                      72,158.71
                Group 2 Scheduled Principal                     125,141.41
                Group 3 Scheduled Principal                      40,782.84

             Principal Prepayments
                Group 1 Principal Prepayments                 2,952,468.14
                Group 2 Principal Prepayments                 3,631,769.32
                Group 3 Principal Prepayments                 1,239,633.33

             Curtailment
                Group 1 Curtailment                             239,474.69
                Group 2 Curtailment                             143,459.54
                Group 3 Curtailment                              35,529.12

             Liquidation Proceeds
                Group 1 Liquidation Proceeds                          0.00
                Group 2 Liquidation Proceeds                          0.00
                Group 2 Liquidation Proceeds                          0.00

             Gross Interest
                Group 1 Gross Interest                          767,169.35
                Group 2 Gross Interest                        1,063,497.97
                Group 2 Gross Interest                          386,279.88


Sec. 4.06(ii) Class Unpaid Interest Shortfall
                Class IA1 Unpaid Interest Shortfall                      0.00
                Class IIA1 Unpaid Interest Shortfall                     0.00
                Class XII Unpaid Interest Shortfall                      0.00
                Class IIIA1 Unpaid Interest Shortfall                    0.00
                Class IIIA2 Unpaid Interest Shortfall                    0.00
                Class AR1 Unpaid Interest Shortfall                      0.00
                Class AR2 Unpaid Interest Shortfall                      0.00
                Class AR3 Unpaid Interest Shortfall                      0.00
                Class B1 Unpaid Interest Shortfall                       0.00
                Class XB1 Unpaid Interest Shortfall                      0.00
                Class B2 Unpaid Interest Shortfall                       0.00
                Class XB2 Unpaid Interest Shortfall                      0.00

Sec. 4.06(v) Beginning Collateral Balance
                Group 1 Beginning Collateral Balance              75,885,206.44
                Group 2 Beginning Collateral Balance             105,171,083.18
                Group 3 Beginning Collateral Balance              38,608,159.71

Sec. 4.06(v) Ending Collateral Balance
                Group 1 Ending Collateral Balance                 72,620,141.71
                Group 2 Ending Collateral Balance                101,201,341.42
                Group 3 Ending Collateral Balance                 37,038,896.51

Sec. 4.06(vi) Senior Percentage
                Group1 Senior Percentage                                 100 %
                Group2 Senior Percentage                                 100 %
                Group3 Senior Percentage                                 100 %

                Subordinate Percentage
                Group1 Subordindate Percentage                             0 %
                Group2 Subordinate Percentage                              0 %
                Group3 Subordinate Percentage                              0 %

Sec. 4.06(vii) Servicing Fees
                Group1 Servicing Fee                                 41,737.48
                Group2 Servicing Fee                                 78,912.89
                Group3 Servicing Fee                                 17,052.23

Sec. 4.06(ix) Advances
                Group1 Advances                                         0.00
                Group2 Advances                                         0.00
                Group3 Advances                                         0.00


                                      -7-

                            CS First Boston 2001-S6
                        Statement to Certificate Holders
                               July 25, 2001



Sec. 4.06(x)

Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

Group 1
        Category        Number      Principal Balance      Percentage
        1 Month          21          1,134,968.90            1.56 %
        2 Month           9            342,576.83            0.47 %
        3 Month           8            505,833.40            0.70 %
        Total            38          1,983,379.13            2.73 %


Group 2
        Category        Number      Principal Balance      Percentage
        1 Month          81          1,161,648.43            1.15 %
        2 Month          16            382,024.01            0.38 %
        3 Month          19            173,977.90            0.17 %
        Total           116          1,717,650.34            1.70 %

Group 3
        Category        Number      Principal Balance     Percentage
        1 Month           9          1,297,102.06            3.50 %
        2 Month           6            393,089.99            1.06 %
        3 Month           7            564,913.46            1.53 %
         Total           22          2,255,105.51            6.09 %


Group Totals
        1 Month         111          3,593,719.39            1.70 %
        2 Month          31          1,117,690.83            0.53 %
        3 Month          34          1,244,724.76            0.59 %
         Total          176          5,956,134.98            2.82 %


Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

        Group 1
                Number      Principal Balance    Percentage
                0               0.00               0.00%

        Group 2
                Number      Principal Balance    Percentage
                0               0.00               0.00%

        Group 3
                Number      Principal Balance    Percentage
                0               0.00               0.00%


Sec. 4.06(xii) Number and Aggregate Principal Amounts of REO Loans


        Group 1
                Number      Principal Balance    Percentage
                0               0.00               0.00%

        Group 2
                Number      Principal Balance    Percentage
                0               0.00               0.00%

        Group 3
                Number      Principal Balance    Percentage
                0               0.00               0.00%


                                      -8-

                            CS First Boston 2001-S6
                        Statement to Certificate Holders
                               July 25, 2001



Sec. 4.06(xiv) Senior Prepayment Percentage
                Group I Senior Prepayment Percentage            100 %
                Group II Senior Prepayment Percentage           100 %
                Group III Senior Prepayment Percentage          100 %

Sec. 4.06(xv) Subordinate Prepayment Percentage
                Group I Subordinate Prepayment Percentage         0 %
                Group II Subordinate Prepayment Percentage        0 %
                Group III Subordinate Prepayment Percentage       0 %


Sec. 4.06(xvi) Current Realized Losses
                Group1 Current Realized Losses                  0.00
                Group2 Current Realized Losses                  0.00
                Group3 Current Realized Losses                  0.00

               Cumulative Realized Losses
                Group1 Cumulative Realized Losses               0.00
                Group2 Cumulative Realized Losses               0.00
                Group3 Cumulative Realized Losses               0.00

Sec. 4.6(xvii) Special Hazard Coverage Amount                    2,108,603.80
Bankruptcy Loss Coverage Amount                                    100,000.00

Trustee Fee                                                          1,830.57
Loss Mitigation Fee                                                  1,779.25
Pool Insurance Fee                                                 381,233.24
Special Hazard Fee                                                  32,950.10
Certificate Insurer Premium                                          3,352.61

Reset Rates for Next Period
1 Month LIBOR (2 Business Days Prior to Current Distribution Date)  3.79250 %
Class IA-1                                                          4.59250 %
Class IIIA-1                                                        4.79250 %

Inverse Floater Pass-Through Rates for Next Period
Class IA-2                                                          4.75228 %
Class IIIA-2                                                        4.46283 %
Class B-1                                                           8.02502 %
Class B-2                                                           8.52502 %

